UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  _______________________________
Form 8-K/A
  _______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2014
  _______________________________
Hi-Crush Partners LP
(Exact name of registrant as specified in its charter)
   _______________________________

Delaware
(State or other jurisdiction of incorporation)

001-35630	90-0840530
(Commission File Number)	(IRS Employer Identification No.)

Three Riverway Suite 1550 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
(713) 960-4777
(Registrant’s telephone number, including area code)
(Not Applicable)
(Former name or former address, if changed since last report)
 _______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
On April 28, 2014, Hi-Crush Partners LP (the “Partnership”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the "Initial 8-K") disclosing that the Partnership's wholly owned subsidiary, Hi-Crush Augusta Acquisition Co. LLC ("Acquisition Co."), had completed its previously announced acquisition of 390,000 common units representing membership interest in Hi-Crush Augusta LLC ("Augusta") from Hi-Crush Proppants LLC ("Proppants"). This Current Report on Form 8-K/A amends and supplements the Initial 8-K and is being filed for the sole purpose of including the financial statements of Augusta and the pro forma financial information giving effect to the acquisition of Augusta required by Items 9.01(a) and 9.01(b) of Form 8-K.
Item 9.01. Financial Statements and Exhibits
(a) Financial Statements of Business Acquired.
The following audited financial statements of Augusta are being filed as Exhibit 99.1:

•	Independent Auditor's Report;

•	Balance Sheets as of December 31, 2013 and 2012;

•	Statements of Operations for the year ended December 31, 2013 and the period from March 14, 2012 (Inception) through December 31, 2012;

•	Statements of Members' Capital for the year ended December 31, 2013 and the period from March 14, 2012 (Inception) through December 31, 2012;

•	Statements of Cash Flows for the year ended December 31, 2013 and the period from March 14, 2012 (Inception) through December 31, 2012;

•	Notes to Financial Statements.
The following unaudited financial statements of Augusta are being filed as Exhibit 99.2:

•	Condensed Balance Sheet as of March 31, 2014 and December 31, 2013;

•	Condensed Statements of Operations for the three months ended March 31, 2014 and 2013;

•	Condensed Statement of Members' Capital for the three months ended March 31, 2014;

•	Condensed Statements of Cash Flows for the three months ended March 31, 2014 and 2013;

•	Notes to Condensed Financial Statements
(b) Pro Forma Financial Information.
The following pro forma financial information is being filed with this report as Exhibit 99.3:

•	Unaudited Pro Forma Balance Sheet as of March 31, 2014;

•	Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended March 31, 2014 and the year ended December 31, 2013;

•	Notes to Unaudited Pro Forma Condensed Combined Statements of Operations.
(d) Exhibits.

Exhibit Number	Exhibit Description

2.1*	Contribution Agreement, dated April 8, 2014, among Hi-Crush Partners LP, Hi-Crush Augusta Acquisition Co. LLC and Hi-Crush Proppants LLC
23.1	Consent of PricewaterhouseCoopers LLP
99.1	Audited 2013 and 2012 financial statements of Augusta and related notes and Independent Auditors' Report.
99.2	Unaudited financial statements for the three months ended March 31, 2014 and 2013 of Augusta and related notes.
99.3
Unaudited Pro Forma Condensed Balance Sheet as of March 31, 2014 and Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended March 31, 2014 and the year ended December 31, 2013 and related notes.

*	Previously filed on April 28, 2014 with the Initial 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hi-Crush Partners LP

	By:	Hi-Crush GP LLC, its general partner

Date: May 5, 2014	By:	/s/ Laura C. Fulton
Laura C. Fulton
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

2.1*	Contribution Agreement, dated April 8, 2014, among Hi-Crush Partners LP, Hi-Crush Augusta Acquisition Co. LLC and Hi-Crush Proppants LLC
23.1	Consent of PricewaterhouseCoopers LLP
99.1	Audited 2013 and 2012 financial statements of Augusta and related notes and Independent Auditors' Report.
99.2	Unaudited financial statements for the three months ended March 31, 2014 and 2013 of Augusta and related notes.
99.3
Unaudited Pro Forma Condensed Balance Sheet as of March 31, 2014 and Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended March 31, 2014 and the year ended December 31, 2013 and related notes.

*	Previously filed on April 28, 2014 with the Initial 8-K.